UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2024

Trilogy International Partners Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-55716	98-1361786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 108th Avenue NE, Suite 400, Bellevue, Washington 98004
(Address of principal executive offices) (Zip Code)

(425) 458-5900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 25, 2024, Trilogy International Partners Inc. (the “Company”), held a Special Meeting of Shareholders to consider, vote on and approve the matters listed below. The proposals are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on February 21, 2024.

Holders of 52,580,047 common shares of the Company, representing 59.327% of the shares entitled to vote were represented in person or by proxy at the Special Meeting. The final voting results for each of the matters submitted to a vote of the Company’s shareholders at the Special Meeting are presented in the tables below.

Proposal 1:	Approval of the Arrangement.

On December 19, 2023, the Company entered into a definitive agreement (the “Arrangement Agreement”) with SG Enterprises II, LLC (the “Purchaser”), a Washington limited liability company owned by John W. Stanton, a director of the Company, and Theresa E. Gillespie, a former director of the Company and Mr. Stanton’s spouse, pursuant to which the Purchaser will acquire all of the issued and outstanding common shares of the Company it already does not own by way of a statutory plan of arrangement under the Business Corporations Act (British Columbia) (the “Arrangement”). The Company’s obligation to complete the Arrangement is subject to approval by (i) at least 66 2/3% of the votes cast by shareholders present or represented by proxy at the Special Meeting, and (ii) a majority of the votes cast by shareholders present or represented by proxy at the Special Meeting, excluding the Purchaser.

The proposal to approve the Arrangement Agreement and the consummation of the Arrangement was approved by the following vote:

(i)	Vote of all shareholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,578,671	1,376	0	0

(ii)	Vote of all shareholders, excluding the Purchaser:

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,670,108	1,376	0	0

Item 8.01	Other Events.

A copy of the press release announcing the results of the Special Meeting is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release, dated March 25, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trilogy International Partners Inc.
(Registrant)

Date: March 25, 2024	By:	/s/ Bradley J. Horwitz
	Name:	Bradley J. Horwitz
	Title:	President, Chief Executive Officer and Chief Financial Officer

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Exhibit Index
Exhibit No.	Description
99.1	Press release, dated March 25, 2024

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